DREYFUS PREMIER EQUITY FUNDS, INC.

                   DREYFUS PREMIER AGGRESSIVE GROWTH FUND
                   DREYFUS PREMIER GROWTH AND INCOME FUND

                    CLASS A, CLASS B, CLASS C AND CLASS R
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                              FEBRUARY 1, 1998


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier Aggressive Growth Fund and Dreyfus Premier Growth and Income Fund (each, a "Fund" and collectively, the "Funds") of Dreyfus Premier Equity Funds, Inc. (the "Company"), dated February 1, 1998, as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

                              TABLE OF CONTENTS
                                                              Page

Investment Objective and Management Policies                 B-2
Management of the Company                                    B-14
Management Agreement                                         B-19
Purchase of Shares                                           B-21
Distribution Plan and
  Shareholder Services Plan                                  B-22
Redemption of Shares                                         B-24
Shareholder Services                                         B-26
Determination of Net Asset Value                             B-29
Dividends, Distributions and Taxes                           B-30
Portfolio Transactions                                       B-33
Performance Information                                      B-34
Information About the Funds                                  B-36
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                           B-36
Financial Statements and Reports of Independent Auditors     B-37
Appendix                                                     B-38
                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Depositary Receipts. (All Funds) These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Repurchase Agreements. (All Funds) The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

     Commercial Paper and Other Short-Term Corporate Obligations. (All Funds) These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

     Convertible Securities. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Funds' management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Closed-End Investment Companies. Dreyfus Premier Aggressive Growth Fund may invest in securities issued by open-end and closed-end investment companies and Dreyfus Premier Growth and Income Fund may invest in securities issued by closed-end investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

     Foreign Government Obligations; Securities of Supranational Entities. (All Funds) A Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Illiquid Securities. (All Funds) When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer.
Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

     Leverage. (All Funds) For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent a Fund enters into a reverse repurchase agreement, the Fund will set aside in a segregated account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by a Fund.

     Short-Selling. (All Funds) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

     Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

     Lending Portfolio Securities. (Dreyfus Premier Aggressive Growth Fund only) In connection with its securities lending transactions, Dreyfus Premier Aggressive Growth Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

     Derivatives. (All Funds) Each Fund may invest in, or enter into, Derivatives (as defined in the Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

     If a Fund invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. (All Funds) Each Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in its Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

     Successful use of futures by a Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. Each Fund may purchase and sell stock index futures contracts. A stock index future obligates a Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Each Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     Dreyfus Premier Growth and Income Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. (All Funds) Each Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

     Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

     Successful use by a Fund of options will be subject to the ability of the Manager to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Fund may incur losses.

     Future Developments. (All Funds) A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

     Forward Commitments. (All Funds) Each Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment but the Fund does not make a payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will set aside in a segregated account permissible liquid assets at least equal at all times to the amount of the commitments.

     Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Lower Rated Convertible Debt Securities. (Dreyfus Premier Growth and Income Fund only) The Fund is permitted to invest in convertible debt securities rated Ba by Moody's Investors Service, Inc. ("Moody's") and BB by Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff," and with the other rating agencies, the "Rating Agencies") and as low as Caa by Moody's or CCC by S&P, Fitch or Duff. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Investment Considerations and Risks--Lower Rated Convertible Debt Securities" in Dreyfus Premier Growth and Income Fund's Prospectus for a discussion of certain risks and the "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations.
The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

Investment Restrictions

     Dreyfus Premier Growth and Income Fund only. The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Dreyfus Premier Growth and Income Fund may not:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

     6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and 12 may be deemed to give rise to a senior security.

     8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     12. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

     13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

                            *  *  *

     Dreyfus Premier Aggressive Growth Fund only. The Fund has adopted investment restrictions numbered 1 through 12 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. Investment restriction number 13 is not a fundamental policy and may be changed by vote of a majority of the Company's Board members at any time. Dreyfus Premier Aggressive Growth Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of any one issuer (except securities of the United States Government or any instrumentality thereof) nor purchase more than 10% of the voting securities of any one issuer.

     2. Purchase securities of any company having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets.

     3. Purchase securities of other investment companies, except as they may be acquired by purchase in the open market involving no commissions or profits to a sponsor or dealer (other than the customary broker's commission) or except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     4. Purchase or retain the securities of any issuer if those officers or directors of the Company or the Manager owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     5. Purchase, hold or deal in commodities or commodity contracts, except as set forth in the Fund's Prospectus and Statement of Additional Information, or in real estate (except for corporate office purposes), but this shall not prohibit the Fund from investing in marketable securities of companies engaged in real estate activities or investments.

     6. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     7. Lend any funds or other assets, except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or the purchase of bankers' acceptances and commercial paper of corporations. However, the Company's Board may, on the request of broker-dealers or other institutional investors which it deems qualified, authorize the Fund to lend securities, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets.

     8.   Act as an underwriter of securities of other issuers.

     9. Purchase from or sell to any of the Company's officers or directors or firms of which any of them are members any securities (other than capital stock of the Company).

     10. Invest in the securities of a company for the purpose of management or the exercise of control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its own views.

     11. Engage in the purchase and sale of put and call options or in writing such options, except as set forth in the Fund's Prospectus and Statement of Additional Information.

     12. Concentrate its investments in any particular industry or industries, except that the Fund may invest as much as 25% of the value of its total assets in a single industry.

     13. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

                            *  *  *

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.


                           MANAGEMENT OF THE COMPANY

     Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below.


Board Members of the Company

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also a director of The Muscular Dystrophy Association, The Noel Group, Inc., a venture capital company, Staffing Resources, Inc., a temporary placement agency, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Company's distributor.
     From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 54 years old and his address is 200 Park Avenue, New York, New York 10166.

DAVID P. FELDMAN, Board Member. Trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group, and of Jeffrey Company, a private investment company. He was employed by AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 58 years old and his address is c/o AT&T, One Oak Way, Berkeley Heights, New Jersey 07922.

JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Board Member of the Swedish-American Line for the United States and Canada. He is 76 years old and his address is 133 East 64th Street, New York, New York 10021.

ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department, from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is also a director of Mid Ocean Reinsurance Co. Ltd. and Cooke & Bieler, Inc., investment counselors, NASD Regulation, Inc. and the Federal Reserve Bank of Boston. He is 58 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

JAMES F. HENRY, Board Member.  President of the CPR Institute for Dispute
     Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of the firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. He is 67 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.

ROSALIND GERSTEN JACOBS, Board Member.  Director of Merchandise and
     Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. She is 72 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, Board Member.  John M. Olin Distinguished Fellow of the
     American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; from September 1969 to August 1979, he was Henry R. Luce Professor of Urban Values at New York University; from 1975 to 1990, he was a director of Lincoln National Corporation, an insurance company; and from 1977 to 1990, he was director of Warner-Lambert Company, a pharmaceutical and consumer products company. He is 78 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.

DR. PAUL A. MARKS, Board Member.  President and Chief Executive Officer of
     Memorial Sloan-Kettering Cancer Center. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He was a director of Pfizer, Inc., a pharmaceutical company, from 1978 to 1996, Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology from 1986 to 1996. He is a director of Tularik, Inc., a biotechnology company, and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. He is 71 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.

DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School; and the Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education; and a director of LeukoSite Inc., a biopharmaceutical company. Dr. Peretz is also a Co-Chairman of The Street.com, a financial daily on the Web. From 1988 to 1989, he was a director of Bank Leumi Trust Company of New York, and from 1988 to 1991, he was a director of Carmel Container Corporation. He is 58 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.

BERT W. WASSERMAN, Board Member. Financial Consultant. From January 1990 to March 1995, Executive Vice President and Chief Financial Officer, and, from January 1990 to March 1993, a director of Time Warner Inc.; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a director of The New Germany Fund, Mountasia Entertainment International, Inc., the Lillian Vernon Corporation, Winstar Communications, Inc. and International Discount Telecommunications, Corp. He is 65 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.

     For so long as the Company's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

     The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended September 30, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:

                                              Total Compensation
                                              From Company and
                         Aggregate            Fund Complex
Name of Board            Compensation         Paid to Board
Member                   From Company*        Member

Joseph S. DiMartino         $10,625           $517,075 (94)

David P. Feldman            $8,500            $122,259 (28)

John M. Fraser, Jr.         $8,000            $73,563 (12)

Robert R. Glauber           $8,500            $103,549 (21)

James F. Henry              $8,500            $59,973 (10)

Rosalind Gersten Jacobs     $8,500            $93,900 (20)

Irving Kristol              $8,500            $59,973 (10)

Dr. Paul A. Marks           $7,500            $55,223 (10)

Dr. Martin Peretz           $8,500            $59,973 (10)

Bert W. Wasserman           $8,000            $59,973 (10)


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,639 for all Board members as a group.

Officers of the Company

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 27 years old.

RICHARD INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President and of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 41 years old.

MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 32 years old.

MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Senior Vice
     President of Funds Distributor Inc., and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of GE Investment Services. He is 36 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

     The address of each officer of the Company is 200 Park Avenue, New York, New York 10166.

     The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on January 9, 1998.

     The following are known by the Company to own of record or beneficially, 5% or more of the outstanding voting securities of the Funds. Dreyfus Premier Aggressive Growth Fund - Class B Shares: BHC Securities, Inc., ATTN: Mutual Funds, 2005 Market Street,
Philadelphia, PA 19103 - 16.99 and 6.075%; Innovative Agri Systems Inc., FBO Kenneth Mayer, Under Profit Sharing Plan, Pomona, NY 10970 - 6.90%; Ronald and Sylvia Nerva JT/WROS, Kenosha, WI 53142 - 6.08%; DTR CUST Leslie Alwadish, USE Retirement Plan, New York, NY 10021 - 5.08%; Class C:
Premier Mutual Fund Services, ATTN: Paul Prescott, 60 State Street, Boston, MA 02109 - 100%; Class R: Open Payment Technologies, Inc., Profit Sharing Plan and Trust Agreement, 7500 N. Dreamy Draw Dr., Phoenix, AZ 85020 - 69.24%; Premier Mutual Fund Services, Inc., ATTN Paul Prescott, 60 State Street, Boston, MA 02109 - 11.63%; Dreyfus Trust Company, Custodian, FBO Darlene. Daigger under SEP IRA Plan, Joliet, IL 60435 - 8.10%. Dreyfus Premier Growth and Income Fund - Class B shares: MLPF & S, For the Sole Benefit of its Customers, ATTN: Fund Administration, 4800 Deer Lake Drive E, Jacksonville, FL 32246 - 5.16%; Class C: MLPF & S For the Sole Benefit of its Customers, ATTN: Fund Administration, 4800 Deer Lake Drive E, Jacksonville, FL 32246 - 35.09%; Class R: Follmer Rudzewicz & Co. PC, Employees Profit Sharing Plan, FBO David. Gustkey, Farmington Hills, MI 48331 - 13.48%; FBO Anthony. Frabotta, Rochester Hills MI 48331 - 11.64%; FBO Diane Dherckers, Sterling Heights, MI 48310 - 10.05%; FBO Timothy. Caughlin, Rochester Hills, MI 48309 - 6.39%; Report Systems Inc.,Employees Profit Sharing Plan & Trust, FBO Judith Brooks, Fenton MI 48430 - 11.37%; Dreyfus Trust Company, Custodian, FBO George Managrelli, Under IRA Plan, Kalamazoo, MI 49009 - 6.58%; Dreyfus Trust Company, Custodian, FBO Catherine Managarelli, Kalamazoo MI 49009 - 6.58%. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of that Fund.


                           MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Company."

     Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended December 11, 1995, with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 2, 1994 in respect of Dreyfus Premier Aggressive Growth Fund, and was last approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on June 9, 1997. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Frank V. Cahouet and Richard Syron, directors.

     The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. The Manager is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Funds' portfolio managers are Richard B. Hoey (with respect to Dreyfus Premier Aggressive Growth Fund and Dreyfus Premier Growth and Income Fund), Douglas D. Ramos (with respect to Dreyfus Premier Growth and Income Fund) and Michael L. Schonberg (with respect to Dreyfus Premier Aggressive Growth Fund). The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager.

     The Manager maintains office facilities on behalf of the Company, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager. The expenses borne by the Company include: organizational costs, taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of registrars and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs attributable to investor services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of
 .75 of 1% of the value of Dreyfus Premier Aggressive Growth Fund's and Dreyfus Premier Growth and Income Fund's average daily net assets. For the fiscal years ended September 30, 1995, 1996 and 1997, the management fees paid by the Company for Dreyfus Premier Aggressive Growth Fund amounted to $4,287,150, $3,965,630 and $3,168,792, respectively. For the period
December 29, 1995 (commencement of operations) to September 30, 1996, and for the fiscal year ended September 30, 1997, the management fee payable by the Company for Dreyfus Premier Growth and Income Fund amounted to $174,196 and $736,630, which amounts were reduced by $93,014 and $104,847, respectively, pursuant to an undertaking by the Manager, resulting in a net management fee of $81,172 for fiscal 1996 and $631,783 for fiscal 1997.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed, with respect to Class A of Dreyfus Premier Aggressive Growth Fund, 1-1/2% of the average value of such Fund's net assets attributable to its Class A shares or, with respect to each other Class of Dreyfus Premier Aggressive Growth Fund and with respect to each other Fund, the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.


                            PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Premier Family of Funds, for funds in the Dreyfus Family of Funds and for certain other investment companies.


     For the fiscal years ended September 30, 1995 and 1996, no amount was retained by the Distributor from sales loads on shares of Dreyfus Premier Aggressive Growth Fund. For the fiscal year ended September 30, 1997, the Distributor retained $6,161 from sales loads on Class A shares, and $3,347 and $699 from contingent deferred sales charges ("CDSC") on Class B and Class C shares, respectively, of Dreyfus Premier Aggressive Growth Fund.
For the period from December 29, 1995 through September 30, 1996 and for the fiscal year ended September 30, 1997, the Distributor retained $0 and $73,407, respectively from sales loads on Class A shares, $23,871 and $247,893, respectively from the CDSC on Class B shares and $5,484 and $7,050, respectively from the CDSC on Class C shares of Dreyfus Premier Growth and Income Fund.


     Sales Loads--Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Fund's Prospectus at a price based upon the net asset value of a Class A share on September 30, 1997 for Dreyfus Premier Aggressive Growth Fund and Dreyfus Premier Growth and Income
Fund:


                                             Dreyfus             Dreyfus
                                       Premier Aggressive    Premier Growth
                                           Growth Fund       and Income Fund

     Net Asset Value per Share               $15.94              $20.94

     Per Share Sales Charge - 5.75%*
        of offering price (6.10% of
        net asset value per share           $   .97              $ 1.28

     Per Share Offering Price to
        the Public                           $16.91              $22.22
_____________________
* Class A shares of Dreyfus Premier Aggressive Growth Fund purchased by shareholders beneficially owning Class A shares of such Fund on December 31, 1995 or November 30, 1996, and Class A shares of Dreyfus Premier Growth and Income Fund purchased by shareholders beneficially owning Class A shares of such Fund on November 30, 1996, are subject to a different sales load schedule, as described under "How to Buy Shares-- Class A Shares" in the Fund's Prospectus.

     TeleTransfer Privilege. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., each Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


             DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Distribution Plan and Shareholder Services Plan."

     Class B and Class C shares are subject to a Distribution Plan and Class A, Class B and Class C shares are subject to a Shareholder Services Plan.

     Distribution Plan. Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Plan") with respect to each Fund's Class B and Class C shares pursuant to which the Fund pays the Distributor for distributing its Class B and Class C shares. The Company's Board believes that there is a reasonable likelihood that Plan will benefit each Fund and the holders of its Class B and Class C shares.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that it may not be amended to increase materially the cost which holders of Class B or Class C shares may bear pursuant to the Plan without the approval of the holders of such shares and that other material amendments of the Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved by the Board at a meeting held on June 9, 1997. As to the relevant Class of shares of a Fund, the Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of such Class of shares.

     For the fiscal year ended September 30, 1997, Dreyfus Premier Aggressive Growth Fund paid the Distributor pursuant to the Plan $1,876 with respect to Class B shares and $232 with respect to Class C shares. For the fiscal year ended September 30, 1997, Dreyfus Premier Growth and Income Fund paid the Distributor pursuant to the Plan $413,795 with respect to Class B shares and $34,863 with respect to Class C shares.

     Shareholder Services Plan. The Company has adopted a Shareholder Services Plan with respect to each Fund, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of the Fund's Class A, Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain securities dealers, financial institutions and other financial industry professionals (collectively, "Service Agents") in respect of these services.

     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved by the Board at a meeting held on June 9, 1997. As to the relevant Class of shares of a Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

     For the fiscal year ended September 30 1997, Dreyfus Premier Aggressive Growth Fund paid the Distributor pursuant to the Shareholder Services Plan $1,055,538 with respect to Class A shares, $626 with respect to Class B shares and $77 with respect to Class C shares.
For the fiscal year ended September 30, 1997, Dreyfus Premier Growth and Income Fund paid the Distributor pursuant to the Shareholder Services Plan $95,472 with respect to Class A shares, $137,932 with respect to Class B shares and $11,621 with respect to Class C shares.


                           REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                             Transfer Agent's
          Transmittal Code                   Answer Back Sign

              144295                         144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     TeleTransfer Privilege. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.

     Redemption Commitment. The Company has committed to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of any Class of a Fund may be exchanged for shares of the respective Class of certain other funds advised or administered by the Manager. Shares of the same Class of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), and rollover IRAs) and 403(b)(7) Plans with only one participant, and $500 for Dreyfus-sponsored Education IRAs. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $1,000 invested among the funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.

     Auto-Exchange Privilege. The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dividend Sweep. Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds of which the investor is a shareholder. Shares of the same Class of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Retirement Plans. The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, Education IRAs and IRA "Rollover Accounts") and 403(b)(7) Plans. Plan support services also are available.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $1,000 with no minimum on subsequent purchases. The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant, and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases.

     Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares. Because of the difference in operating expenses incurred by each Class, the per share asset value of each Class will differ.

     Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management of the Company believes that Dreyfus Premier Aggressive Growth Fund and Dreyfus Premier Growth and Income Fund each have qualified for the fiscal year ended
September 30, 1997 as a "regulated investment company" under the Code. Each of these Funds intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Fund's Prospectus. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

     Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by such Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income from a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     A Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss under
Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by a Fund from certain financial futures or forward contracts and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contract or option remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain futures or forward contracts or options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into "straddles" by reason of its engaging in financial futures or forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or, forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain on "straddle" positions may be treated as short-term capital gain or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if the Fund either (1) holds and appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and, for tax years beginning after December 31, 1997, gain realized with respect to PFIC securities that are marked-to-market will be treated as ordinary income under Section 1296 of the Code.


                           PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager and the Manager's fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Company.

     Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of the Funds' transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to the Funds for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     In connection with its portfolio securities transactions for the fiscal years ended September 30, 1995, 1996 and 1997, Dreyfus Premier Aggressive Growth Fund paid total brokerage commissions of $2,535,450, $2,061,365 and $1,083,343, respectively. For the period December 29, 1995 (commencement of operations) to September 30, 1996 and for the fiscal year ended September 30, 1997, Dreyfus Premier Growth and Income Fund paid total brokerage commissions of $204,850 and $567,264, respectively. These amounts do not include gross spreads and concessions in connection with principal transactions which, where determinable, for the fiscal years ended September 30, 1995, 1996 and 1997, totalled $365,417, $2,894,060 and $2,106,636, respectively, with respect to Dreyfus Premier Aggressive Growth Fund, and for the period from December 29, 1995 through September 30, 1996 and for the fiscal year end September 30, 1997, totalled $798,333 and $761,346, respectively, with respect to Dreyfus Premier Growth and Income Fund. None of the aforementioned amounts were paid to the Distributor.


                            PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Performance
Information."

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period.

     Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A) per share at the beginning of a stated period from the net asset value (maximum offering price in the case of Class A) per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A) per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

     The total return for each Fund for the indicated period ended September 30, 1997 was as follows:

             Aggregate Total
             Return Since             Aggregate Total Return
             Inception Based on       Since Inception Based on                        Average Annual      Average Annual
             Net Asset Value          Maximum Offering Price      Average Annual      Total Return for    Total Return for
             (without deduction of    (with deduction of          Total Return for    5 Years, Except     10 Years, Except
             maximum (CDSC)           maximum (CDSC)              One Year            as noted            as noted

Dreyfus
Premier
Aggressive
Growth Fund

  Class A        1,676.87%(1)             1,575.03%(1)                 1.46%(1)            4.34%                  5.24%

  Class B           6.06(2)                   2.06(2)                  2.86(2)            1.18%(2)                 N/A

  Class C           6.20(2)                   6.20(2)                  5.27(2)            3.52%(2)                 N/A

  Class R           7.95(2)                     N/A                    7.95(2)            4.50%(2)                 N/A

Dreyfus
Premier
Growth and
Income Fund

  Class A         79.22%(3)                  68.95%(3)               13.98%(3)           34.71%(3)                 N/A
  Class B         76.70(3)                   72.70(3)                16.08(3)            36.40%(3)                 N/A
  Class C         76.57(3)                   76.57(3)                18.89(3)            38.13%(2)                 N/A
  Class R         81.39(3)                      N/A                  22.25(3)            40.26%(3)                 N/A
_____________________________________
(1)  From June 23, 1969 (commencement of operations) through September 30, 1997.  (2)  From January 3, 1996 (commencement of operations) through September 30, 1997.  (3)  From December 29, 1995 (commencement of operations) through September 30, 1997.

  From time to time, advertising material for a Fund may include biographical information relating to one or more of its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. In addition, from time to time, the Company may compare a Fund's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts. Advertising materials for a Fund also may refer to Morningstar ratings and related analyses supporting the ratings.


                        INFORMATION ABOUT THE FUNDS

  The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

  Dreyfus Premier Aggressive Growth Fund is the oldest Dreyfus fund managed for growth of capital which has the ability to use investment techniques such as leverage, short-selling and options transactions.

  Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive or subscription rights and are freely transferable.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

  Each Fund will send annual and semi-annual financial statements to all its shareholders.


         TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                         AND INDEPENDENT AUDITORS

  Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended September 30, 1997, the Company paid the Transfer Agent $348,411 with respect to Dreyfus Premier Aggressive Growth Fund, and $78,542 with respect to Dreyfus Premier Growth and Income Fund. Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transactions charges. For the fiscal year ended September 30, 1997, the Company paid the Custodian $51,291 with respect to Dreyfus Premier Aggressive Growth Fund, and $25,106 with respect to Dreyfus Premier Growth and Income Fund.

     Stroock & Stroock & Lavan, LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Company.


          FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

     The Annual Report to Shareholders for the fiscal year ended September 30, 1997 for Dreyfus Premier Aggressive Growth Fund and Dreyfus Premier Growth and Income Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.
                                  APPENDIX

     Description of S&P, Moody's, Fitch and Duff ratings:

S&P

Bond Ratings

                              AAA

     Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                               A

     Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                              BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                               BB

     Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

                               B

     Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

                              CCC

     Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                              A-1

     This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                              A-2

     Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

                              A-3

     Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Moody's

Bond Ratings
                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                               A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                              Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                               Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

                               B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                              Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers (or related supporting institutions) rated Prime-3 (P-3) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirements for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch

Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                               A

     Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                              BBB

     Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                               BB

     Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

                               B

     Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

                              CCC

     Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

                              AAA

     Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                               AA

     Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                               A

     Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                              BBB

     Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

                               BB

     Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

                               B

     Bonds rated B are below investment grade and possess the risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in quality rating within this category or into a higher or lower quality rating grade.

                              CCC

     Bonds rated CCC are well below investment grade securities. Such bonds may be in default or have considerable uncertainty as to timely payment of interest, preferred dividends and/or principal. Protection factors are narrow and risk can be substantial with unfavorable economic or industry conditions and/or with unfavorable company developments.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.